NOTE 12 INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 12           INCOME TAXES

As of December 31, 2013 and 2012, the Company had net operating loss carry-forwards totaling approximately $4,605,214 and $3,129,410, respectively, that begin to expire in 2025.  The carry-forward losses and the related deferred tax benefit are significantly limited by the provisions of Internal Revenue Code Section 382. The Company’s taxable losses and temporary differences created a deferred tax asset before valuation allowances of approximately $1,631,626 and $1,165,226 at December 31, 2013 and 2012, respectively. Due to the Company determining that it will not likely realize the deferred tax asset, a full valuation allowance has been taken to reduce the deferred tax asset to zero as of December 31, 2013 and 2012, respectively.

In 2013 and 2012, the primary difference between financial statement reporting and taxable income (loss) was expenses not deductible for tax purposes including non-cash share based payments issued for services, amortization of discounts on debt, and gains from non-cash exchanges of  $438,392 and $929,020, respectively. Temporary differences between financial statement reporting loss and taxable loss were due to differences in timing of recognition for expenses related to deferred compensation and depreciation of fixed assets.

The deferred tax assets as of December 31, 2013 and 2012 are as follows:

	2013	2012
Deferred Tax Asset:
Net Operating Loss Carryforwards	$3,129,410	$2,138,602
Current Year Net Operating Loss/(Gain)	1,475,804	990,808
Total Operating Loss Carryforward	4,605,214	3,129,410
Enacted Future Tax Rate	35%	35%
Deferred Tax Asset for NOL	1,611,825	1,095,294
Deferred Tax Asset for Temporary Differences Between Book and Tax Income	19,801	69,932
Gross Deferred Tax Asset	1,631,626	1,165,226
Valuation Allowance	(1,631,626)	(1,165,226)
Net Deferred Tax Asset	$-	$-